General information	12 Months Ended
Dec. 31, 2025
General information about financial statements [Abstract]
General information	General information
Alvotech (the “Parent” or the “Company” or “Alvotech”) is a Luxembourg public limited company (société anonyme) incorporated and existing under the laws of the Grand Duchy of Luxembourg, having its registered office at 9, rue de Bitbourg, L-1273 Luxembourg, Grand Duchy of Luxembourg and is registered with the Luxembourg Trade and Companies’ Register under number B 258884. The Company was incorporated on 23 August 2021. These consolidated financial statements were approved by the Group’s Board of Directors, and authorized for issue, on 30 March 2026.
The Company and its subsidiaries (collectively referred to as the “Group”) are a global biotech company specialized in the development and manufacture of biosimilar medicines for patients worldwide. The Group has commercialized a certain biosimilar product and has multiple biosimilar molecules.
1.1 Capital Reorganization
On 15 June 2022 (the “Closing Date”), the Company consummated the capital reorganization with Alvotech Holdings S.A. and OACB (the “Business Combination” or “Capital Reorganization”) pursuant to the business combination agreement, dated as of 7 December 2021, as amended by an amendment agreement dated 18 April 2022 and 7 June 2022 (the “Business Combination Agreement”), by and among the Company, Oaktree Acquisition Corp. II (“OACB”) and the Predecessor. The closing of the Business Combination resulted in the following transactions:
•OACB merged with and into the Company, whereby (i) all of the outstanding ordinary shares of OACB (“OACB Ordinary Shares”) were exchanged for ordinary shares of Alvotech (“Ordinary Shares”) on a one-for-one basis, pursuant to a share capital increase of Alvotech and (ii) all of the outstanding warrants of OACB ceased to represent a right to acquire OACB Ordinary Shares and now represent a right to be issued one Ordinary Share, with Alvotech as the surviving company in the merger. Prior to the merger OACB shares were redeemed, resulting in $9.8 million of cash proceeds from the OACB trust account;
•Alvotech redeemed and canceled the initial shares held by the initial sole shareholder of Alvotech pursuant to a share capital reduction of Alvotech;
•The legal form of Alvotech changed from a simplified joint stock company (société par actions simplifiée) to a public limited liability company (société anonyme) under Luxembourg law; and
•The Predecessor merged with and into the Parent, whereby all outstanding ordinary shares of the Predecessor (“Predecessor Ordinary Shares”) were exchanged for Ordinary Shares, pursuant to a share capital increase of Alvotech, with Alvotech as the surviving company in the merger.
Concurrently with the execution of the Business Combination Agreement, OACB and Alvotech entered into subscription agreements (“Subscription Agreements”) with certain investors (the “PIPE Financing”). On 15 June 2022, immediately prior to the closing of the Business Combination, the PIPE Financing was closed, pursuant to the Subscription Agreements, in which subscribers collectively subscribed for 17,493,000 Ordinary Shares at $10.00 per share for an aggregate subscription price equal to $174.9 million.
As part of the Business Combination, Predecessor shareholders were granted a total of 38,330,000 Ordinary Shares subject to certain vesting conditions (“Predecessor Earn Out Shares”). Former OACB shareholders were granted a total of 1,250,000 Ordinary Shares subject to certain vesting conditions (“OACB Earn Out Shares”). Additionally, as part of the Business Combination the Company assumed the 10,916,647 outstanding warrants (“OACB Warrants”), on substantially the same contractual terms and conditions as were in effect immediately prior to the Business Combination. See Note 28 for further details.
The Business Combination was accounted for as a capital reorganization. Under this method of accounting, OACB was treated as the “acquired” company for financial reporting purposes, with Alvotech Holdings S.A. being the accounting acquirer and accounting predecessor. Accordingly, the capital reorganization was treated as the equivalent of Alvotech issuing shares at the closing of the Business Combination for the net assets of OACB as of the Closing Date, accompanied by a recapitalization. The capital reorganization, which was not within the scope of IFRS 3 since OACB did not meet the definition of a business in accordance with that guidance, was accounted for within the scope of IFRS 2. In accordance with IFRS 2, Alvotech recorded a one-time non-cash share listing expense of $83.4 million, recognized as a general and administrative expense, based on the excess of the fair value of
Alvotech shares issued, at the Closing Date, over the fair value of OACB’s identifiable net assets acquired. The fair value of shares issued was estimated based on a market price of $9.38 per share as of 15 June 2022.

	Shares	(in 000s)
OACB Shareholders
Class A Shareholders	976,505
Class B Shareholders	5,000,000
OACB Earn Out Shares	1,250,000
Total Alvotech Shares issued to OACB shareholders	7,226,505
Fair value of Shares issued to OACB as of 15 June 2022		$56,060
Fair value of OACB Earn Out Shares issued to OACB as of 15 June 2022		9,100
Estimated fair market value		65,160
Adjusted net liabilities of OACB as of 15 June 2022		(18,251)
Difference – being the share listing expense		83,411
In connection with the Business Combination and PIPE Financing, the Company incurred $28.5 million of transaction costs, which represent legal, financial advisory, and other professional fees in connection with the Business Combination and PIPE Financing, during the year ended 31 December 2022. Of this amount, $5.6 million represented equity issuance costs related to PIPE Financing that were capitalized in share premium. The remaining $22.9 million was recognized as general and administrative expense.

1.2 Asset Acquisition

On 4 June 2025, the Company completed the acquisition of Xbrane Biopharma AB's ("Xbrane") research and development operations and the biosimilar candidate XB003 (referencing Cimzia), further expanding the Company's development capabilities, and establishing a footprint in the Swedish life science sector. The purchase price for the acquisition amounts to SEK 275 million (or $28.9 million) consisting of a cash payment for SEK 116.5 million (or $12.2 million), SEK 5.7 million (or $0.6 million) in short-term liabilities, and the assumption of SEK 152.8 million (or $16.1 million) in convertible debt. The Group incurred SEK 14.3 million (or $1.5 million) of transaction costs as part of the asset acquisition. The creditors agreed to accept payment for SEK 152.8 million of the debt in exchange of 1,295,507 shares of the Company upon close of the transaction.

The Company determined that this acquisition did not qualify as a business combination in accordance with IFRS 3 Business Combinations and therefore was accounted for as an asset acquisition. Most of the fair value of the acquired assets is attributable to a single identifiable asset which is the in-process research and development biosimilar candidate. The purchase consideration for this acquisition was allocated based on their relative fair values as follows:

In-process research and development	28,204
Property, plant and equipment	2,364
Right-of-use assets	5,870
Other assets	1,144
Lease liabilities	(5,870)
Other liabilities	(3,266)
Net assets acquired	28,445
1.3 Business combination

On 8 July 2025, the Group acquired 100% of the shares of ILS Holding AG, together with its subsidiaries Ivers‑Lee AG in Switzerland and IL‑CSM Clinical Supplies Management GmbH in Germany (together, “Ivers‑Lee”). The acquisition provides the Group with expanded capabilities in pharmaceutical packaging, assembly and clinical supply services and supports the Group’s strategy to strengthen its integrated European supply chain.

The transaction was accounted for as a business combination in accordance with IFRS 3 Business Combinations, the identifiable assets acquired and liabilities assumed were recognized at their acquisition‑date fair values.

The total consideration transferred amounted to CHF 14.9 million, paid in cash at closing. Transaction costs incurred in connection with the acquisition were expensed in the period in which they were incurred.

The resulting net fair value of identifiable net assets exceeded the consideration transferred and a bargain purchase gain of CHF 6.4 million (approximately $8 million) was recognized in profit or loss, reflecting primarily the uplift in the value of the real estate acquired compared with the negotiated purchase price.

Since the acquisition date, Ivers-Lee revenue and loss included in the consolidated statement of profit or loss amounted to $14.1 million and $0.6 million respectively.

The fair values of identifiable assets acquired and liabilities assumed at the acquisition date are presented below:

Value at acquisition date	CHF 000s	USD 000s
Real estate	25,278	31,654
Equipment	3,951	4,948
Right‑of‑use assets	845	1,058
Inventory	2,197	2,751
Trade receivables	4,835	6,055
Other current receivables	639	800
Cash and Cash equivalents	3,651	4,572
Trade payables	(1,934)	(2,422)
Other current liabilities	(2,588)	(3,241)
Debt	(10,799)	(13,523)
Lease liabilities	(473)	(592)
Deferred tax liability	(4,390)	(5,497)
Net assets acquired	21,212	26,563
Purchase price	(14,860)	(18,608)
Effects resulting from business combination	6,352	7,977

These amounts are provisional and may be adjusted within the 12‑month measurement period if better information becomes available.
1.4 Information about subsidiaries and joint ventures

Entity name	Principal activity	Issued and paid capital (presented in whole shares)	Place of establishment	Proportion of ownership and voting power held by Alvotech
				2025	2024
Alvotech hf.	Biopharm.	4,356,613	Iceland	100.00%	100.00%
Fasteignafélagið Sæmundur hf.	Real estate	6,068,029	Iceland	100.00%	100.00%
Alvotech Manco ehf.	Group Serv.	215,390	Iceland	100.00%	100.00%
Alvotech Swiss AG	Biopharm.	153,930	Switzerland	100.00%	100.00%
GlycoThera Holding S.à.r.l.	Holding Co	15,000	Luxembourg	100.00%	100.00%
Glycothera Analytics GmbH (formerly Alvotech Hannover GmbH)	Biopharm.	29,983	Germany	100.00%	100.00%
Glycothera Development GmbH (formerly Alvotech Germany GmbH)	Biopharm.	31,182	Germany	100.00%	100.00%
Alvotech Biosciences India Pvt Limited	Biopharm.	96,113	India	100.00%	100.00%
Alvotech USA Inc	Group Serv.	10	USA	100.00%	100.00%
Alvotech UK Limited	Group Serv.	135	UK	100.00%	100.00%
Alvotech Malta Limited	Group Serv.	13,533	Malta	100.00%	100.00%
Alvotech Spain, S.L.	Inactive	3,114	Spain	100.00%	100.00%
Alvotech Jülich GmbH	Biopharm.	29,400	Germany	100.00%	100.00%
Alvotech Sweden AB	Group Serv.	2,719	Sweden	100.00%	—%
ILS Holding AG	Holding Co	1,239,092	Switzerland	100.00%	—%
Ivers-Lee AG	Assembling / Packaging	632,190	Switzerland	100.00%	—%
IL-CSM Swiss GmbH	Inactive	25,288	Switzerland	100.00%	—%
IL-CSM Clinical Supplies Management GmbH	Biopharm.	192,861	Germany	100.00%	—%
1.5 Information about shareholders
Significant shareholders of the Company are Aztiq Pharma Partners S.à r.l. (Aztiq) and Alvogen Lux Holdings S.à r.l. (Alvogen), with 32.4% and 28.9% ownership interest as of 31 December 2025, respectively. The remaining 38.7% ownership interest is held by various entities, with no single shareholder holding more than 2.4% ownership interest as of 31 December 2025.
1.6 Going concern
The Group has primarily funded its operations with proceeds from the issuance of ordinary shares, proceeds from out‑license agreements with commercial partners, and the issuance of loans and borrowings to both related parties and third parties. Prior to 2025, the Group has incurred recurring losses since its inception, including net loss of $231.9 million, and $551.7 million for the years ended 31 December 2024, and 2023, respectively. For the year ended 31 December 2025, the Group reported a net profit of $27.9 million, and had an accumulated deficit of $2,409.8 million as of 31 December 2025 and $2,437.7 million as of 31 December 2024. The improvement in profitability in 2025 reflects continued growth in product revenues, higher milestone income received from commercial partners, and improved operating leverage.
As of 31 December 2025, the Group had cash and cash equivalents of $172.4 million and current assets less current liabilities of $269.9 million. The Group has not generated positive operational cash flow, largely due to the continued focus on biosimilar product development and expansion efforts.
Throughout 2025, the Group strengthened its liquidity position through a combination of equity and debt financing transactions. In May and June 2025, the Group completed oversubscribed equity offerings on Nasdaq Stockholm, raising gross proceeds of approximately SEK 789 million from Swedish and international investors. These equity financings expanded the Group’s investor base and increased liquidity in its listed instruments.
In June 2025, the Group’s lenders agreed to amend its existing senior secured term loan facility (the “Secured Loan Facility”) executed in July 2024, by consolidating the two tranches into a single tranche and reducing the interest rate to SOFR plus 6.0%, with all interest payable in cash (see Note 21 — Borrowings). In December 2025, the Group further enhanced its liquidity through the completion of two financing transactions consisting of: (i) the issuance of $108 million in senior unsecured convertible bonds due 2030 (the "2025 Convertible Bonds"), and (ii) the arrangement of a $100 million senior term loan facility maturing in December 2027 (the "Senior Term Loan Facility").
These financings provided additional liquidity to support product launches, regulatory submissions and operational activities occurring in 2026.
Operationally, the Group continued to expand commercialization of its biosimilar portfolio, including AVT02 (adalimumab) across more than 55 markets and AVT04 (ustekinumab) in the United States, Europe, Canada and Japan through its established partner network. Several key regulatory milestones were achieved during 2025, including Japanese market approvals for AVT03 (denosumab), AVT05 (golimumab) and AVT06 (aflibercept) in September 2025 and a positive CHMP opinion for AVT06 in June 2025. The Group also expanded its operational capabilities through the acquisition of Xbrane’s research and development organization in Sweden and Ivers‑Lee Group in Switzerland, strengthening upstream development and downstream fill‑finish/packaging capacity.
The Group expects to fund its activities through a combination of existing cash, projected cash generated from milestone collections and product revenues under commercial agreements, and financing arrangements available to the Group.
As several of the Group’s biosimilar programs were launched recently, and others are proceeding through regulatory approval in key markets, uncertainty remains regarding the timing and amount of future cash inflows from commercial operations. Additionally, access to external financing—whether in the form of equity or debt—may be required to support the Group’s long‑term development plans and is subject to market conditions and the willingness of financing partners.
Due to the relatively recent launch of AVT02 (adalimumab) and AVT04 (ustekinumab) products on which the Group is currently reliant for cash flow generation, the recent debt refinancing as set out above, and the anticipated launches of AVT03 (denosumab), AVT05 (golimumab), and AVT06 (aflibercept), which advanced materially during 2025 through significant regulatory milestones—including Japanese marketing approvals for all three products, positive CHMP opinions for AVT03 (denosumab), AVT05 (golimumab) and AVT06 (aflibercept), and the subsequent European Commission approval of AVT03 (denosumab) in November 2025—there is still some level of uncertainty associated with the timing of future cash flow generation. This may mean that the Group ultimately might need to rely on other financing arrangements in the future, such as successive capital increases or debt financings that are not wholly within the control of the Group. If such funding is unavailable, then management may be required to delay, limit, reduce or terminate one or more of its research or product development programs or future commercialization efforts to free up sufficient cash. However, in light of the strengthened liquidity position resulting from the 2025 equity raises and year‑end financing transactions, together with continued commercialization activities under existing partnership agreements, such uncertainty does not represent a material uncertainty which gives rise to significant doubt over going concern.
In conclusion, based on the existing cash on hand, funding received to date, and projected future cash flows, management concluded that the Group has the ability to continue as a going concern for at least one year after the date that the consolidated financial statements are issued. As such, the consolidated financial statements have been prepared on a going concern basis.